                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 18, 1996



                            McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)



      Delaware                     1-5231                 36-2361282
(State of Incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60521
                                (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 5.  Other Events.
-------  ------------

On November 5, 1996, McDonald's Corporation issued $200,000,000 7 1/2% Subordinated Deferrable Interest Debentures due 2036.

(c)  Exhibits
     --------

     1 Underwriting Agreement dated October 31, 1996, by and among McDonald's Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J. P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Salomon Brothers Inc, and Smith Barney Inc.

     4(a) Subordinated Debt Securities Indenture dated as of October 18, 1996 between McDonald's Corporation and First Union National Bank, as Trustee

     4(b) Supplemental Indenture No. 1, dated as of November 5, 1996, supplemental to the Subordinated Debt Securities Indenture dated as of October 18, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

     4(c)  Specimen Debenture

     8     Tax Opinion

     23 Consent of Paul J. Schaffhausen, Federal Tax Counsel of McDonald's Corporation, is included in Exhibit 8.



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              McDONALD'S CORPORATION

                              (Registrant)


                              By:  /s/ G. Lowell Dixon
                                   -----------------------------------------
                                   G. Lowell Dixon
                                   Vice President, Assistant General Counsel
                                   and Assistant Secretary
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

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                                      Sequential
No.       Description of Exhibit                                             Page Number
---       ----------------------                                             -----------
1         Underwriting Agreement dated October 31, 1996,                               4
          by and among McDonald's Corporation, Merrill Lynch, Pierce,
          Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan
          Securities Inc., Morgan Stanley & Co. Incorporated, PaineWebber
          Incorporated, Prudential Securities Incorporated, Saloman Brothers
          Inc, and Smith Barney Inc.

4(a)      Subordinated Debt Securities Indenture dated as of October 18, 1996         20
          between McDonald's Corporation and First Union National Bank, as
          Trustee


4(b)      Supplemental Indenture No. 1, dated as of November 5, 1996,                 68
          supplemental to the Subordinated Debt Securities Indenture dated as of October 18, 1996, between McDonald's Corporation and First
          Union National Bank, as Trustee

4(c)      Specimen Debenture                                                          78

8         Tax Opinion                                                                 83

23        Consent of Paul J. Schaffhausen, Federal Tax Counsel of McDonald's
          Corporation, is included in Exhibit 8.
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